Oppenheimer Senior Floating Rate Fund
Semiannual Report February 28, 2001

REPORT HIGHLIGHTS
Fund Objective
Oppenheimer Senior Floating Rate Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Manager
8	Financial Statements
28	Officers and Trustees

Cumulative Total Returns*
	For the 6-Month Period Ended 1/31/01

Class A	3.42%
	Without Early	With Early
	Withdrawal	Withdrawal
	Charge	Charge

Class B	3.20%	0.23%

Class C	3.20	2.21

Average Annual Total Returns*
	For the 1-Year Period Ended 1/31/01

Class A	7.32%
	Without Early	With Early
	Withdrawal	Withdrawal
	Charge	Charge

Class B	6.82%	3.87%

Class C	6.82	5.83

*See Notes on page 7 for further details.

PRESIDENT’S LETTER
Dear Shareholder,
The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.
In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.
Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By midyear, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow–triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.
The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification–the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.
Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary
1 | OPPENHEIMER SENIOR FLOATING RATE FUND

PRESIDENT’S LETTER
policy of the past 18 months by reducing key short-term interest rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”
     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.
    In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the eco nomy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
    In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

James C. Swain Bridget A. Macaskill February 22, 2001
These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.
2 | OPPENHEIMER SENIOR FLOATING RATE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

How did Oppenheimer Senior Floating Rate Fund perform over the six-month period that ended January 31, 2001?
A. The Fund provided highly competitive returns and a relatively stable net asset value over the past six months. We are particularly pleased that the Fund achieved these results despite extremely high levels of volatility in the stock market and the high yielding segments of the corporate bond market. Our shareholders were able by and large to avoid the degree of volatility experienced by the stock and corporate bond markets during the period.

To what do you attribute the Fund’s positive returns and low volatility in otherwise difficult markets?
We attribute our good performance to four primary factors. First, the interest rate to which most of our loans are linked– the London Interbank Offered Rate (LIBOR)–was steady between August and November, beginning to fall slowly in December. As a result, the rates on the loans in our portfolio remained relatively steady throughout the period.
     Second, because the senior floating rate loans we invested in are secured by collateral and should be paid off before other debt in case of the issuer’s financial distress, they are generally considered more attractive to institutional investors than non-secured or subordinated debt. [1] Consequently, they generally did not suffer along with more credit-sensitive investments in the prevailing difficult environment for corporate bonds.

1. There can be no assurance that collateral will be adequate to repay lenders or that they may be able to realize the value of collateral quickly in case of a default. It is possible that a bankruptcy court might set aside senior rights of lenders under these loans.

3 | OPPENHEIMER SENIOR FLOATING RATE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

     Third, because these loans feature a floating interest rate, their market prices are less sensitive to interest rate volatility than comparable fixed rate investments.[2] And fourth, we actively managed the Fund to reduce potential volatility by repositioning the Fund’s assets into loans to more creditworthy borrowers that our research team determined were in sound financial condition.[3]

What other changes did you make to the Fund’s portfolio over the six-month reporting period?
We broadened the diversity of borrowers in the portfolio. In fact, as of January 31, 2001, the number of holdings in the Fund was up substantially from t he beginning of the period in August 2000. In addition, as part of our effort to move up the credit-quality spectrum, we focused more on loans to non-cyclical companies–companies that are relatively unaffected by changes in the economy. Accordingly, we have emphasized such industry groups as healthcare, energy, lodging and wire-line telecommunications. At the same time, we have generally reduced our exposure to economically sensitive areas such as consumer cyclicals, metals and mining.[4]

2.Because interest rates on floating rate loans reset only periodically, the prices of the Fund’s loans, and its net asset values per share will fluctuate.
3.The Fund can invest up to 100% of its assets in securities that are below investment grade; however, the Fund’s investments must be either rated “B” or higher at the time the Fund buys them or judged by the Fund’s investment advisor to be of comparable quality.
4.The Fund is a non-diversified fund, which means that it can invest a relatively larger portion of its assets in fewer issuers and entailing greater risks than diversified funds.

4 | OPPENHEIMER SENIOR FLOATING RATE FUND

How do you manage risk in the Fund?
The primary potential hazard for the Fund is credit risk, which is the possibility that the borrower will be unable to meet interest payments or repay principal. We manage credit risk in two basic ways. The first is through investing in many different companies and industries. As mentioned earlier, we increased the number of holdings in the portfolio over the past six months. This was designed to further reduce the effects on the total portfolio of any single borrower’s potential credit problems. Second, we manage risk through our intensive research process, which is designed to assess the financial strength of the companies we are considering. In fact, we recently added two more experienced analysts to our research staff in order to strengthen our credit analysis capabilities.
Average Annual Total Returns (with Class B and Class C Shares Early Withdrawal Charges)
What is your outlook for the senior floating rate loan market?
We remain optimistic. We believe that the current economic slow down is likely to continue for at least several more months, leading to a potential continuation of credit deterioration in the non-investment-grade market. If this is the case, however, senior floating rate loans should benefit from their rank at the top of the capital structure. In fact, for some companies, senior floating rate loans are often the only collateralized piece of their capital structure. This makes them relatively attractive as investments during an economic downturn.
      In addition, the Fund should benefit if the Federal Reserve Board reduces short-term interest rates further, as many market analysts currently expect. Rate cuts effectively decrease financing costs for borrowers, which may help improve their credit profiles.

5. See page 7 for further details.

For the periods ended 12/31/00[5]
Class A 1-Year	Since Inception

7.47%	7.55%
Class B 1-Year	Since Inception

4.09%	5.64%
Class C 1-Year	Since Inception

5.96%	7.08%
5 | OPPENHEIMER SENIOR FLOATING RATE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Regardless of which way the economy moves over the next few months, however, we continue to believe that senior floating rate loans provide an excellent alternative for those investors seeking competitive levels of income with relative price stability. Offering such alternatives is an important part of what makes OppenheimerFunds–The Right Way to Invest.

	Top Five Corporate Loan Industries[7]
Credit Allocation[6]
	Media/Entertainment: Telecommunications	10.0%

	Healthcare	7.6

	Gaming/Leisure	6.4

	Information Technology	6.3

	Media/Entertainment: Wireless Communications	6.1

	Top Five Holdings by Issuer[8]

	Treasury Repurchase Agreement	16.7%

	Nextel Communications, Inc.	1.6

	Stone Container Corp.	1.2

	Broadwing, Inc.	1.2

	CanWest Global Communications Corp.	1.2

6. Portfolio data is subject to change. Percentages are as of January 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 2.5% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
7. Portfolio is subject to change. Percentages are as of January 31, 2001, and are based on net assets.
8. Portfolio is subject to change. Percentages are as of January 31, 2001, and are based on total market value of investments.

	6 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Please note that Oppenheimer Senior Floating Rate Fund has a limited operating history. The inception date of all classes is 9/8/99. Therefore, you should not consider the performance shown to be indicative of long-term results. The Fund is not intended as an investor’s only investment, but to complement other holdings.

Class A shares are not subject to early withdrawal charges or asset-based sales charges.

Class B total returns are shown net of the applicable early withdrawal charge of 3% (1-year) or 2% (since inception). Class B shares are subject to an annual 0.50% asset-based sales charge.

Class C shares are shown net of the applicable 1% early withdrawal charge for the 1-year period. Class C shares are subject to an annual 0.50% asset-based sales charge.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

7 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS January 31, 2001 / Unaudited
	Principal Amount	Market Value See Note 1

Corporate Loans–91.6%

Aerospace/Defense–3.5%
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche D, 9.72%, 12/17/06[1,2]	$3,969,967	$ 3,965,005

Fairchild Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.899%–9.535%, 4/30/06[1,2]	3,243,135	3,048,549

Titan Corp., Sr. Sec. Credit Facilities Term Loan: Tranche B, 8.469%–8.761%, 2/23/07[1,2]	2,481,250	2,475,046
Tranche C, 8.469%–8.761%, 2/23/07[1,2]	2,977,500	2,973,778

Vought Aircraft Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.585%–10.655%, 10/5/07[1,2]	3,737,500	3,718,812
Tranche C, 9.835%–10.905%, 10/5/08[1,2]	3,737,500	3,721,925
		19,903,115

Chemicals–2.6%
Georgia Gulf Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.438%, 11/12/06[1,2]	4,949,999	4,967,790

Hercules, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche D, 8.52%, 11/15/05[1,2]	7,000,000	6,895,000

Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan, Tranche E, 9.59%, 6/30/06[1,2]	3,000,000	3,062,124
		14,924,914

Consumer Non-Durables–2.3%
Joan Fabrics Corp., Sr. Sec. Credit Facilities Term Loan: Tranche B, 9.219%, 8/28/05[1,2]	2,333,358	2,273,566
Tranche C, 9.719%, 8/28/06[1,2]	1,208,556	1,177,588

Levi Strauss & Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.36%, 8/31/03[1,2]	5,500,000	5,541,250

Polymer Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C, 9.63%, 12/20/05[1,2]	3,980,000	3,860,600
		12,853,004

Energy–3.0%
Clark Refining & Marketing, Inc., Sr. Unsec. Credit Facilities Term Loan, 9.50%, 11/15/04[1,2]	2,000,000	1,445,000

Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.64%, 6/17/06[1,2]	4,902,821	4,817,022

Key Energy Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.89%, 6/14/04[1,2]	3,755,889	3,762,346

Peabody Coal Group, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.937%–8.687%, 6/30/06[1,2]	4,122,806	4,124,098

Port Arthur Coker Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.926%, 6/15/07[1,2]	3,000,000	2,945,001
		17,093,467
8 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Market Value See Note 1

Financial–2.8%
Helm Holding Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.70%, 10/16/06[1,2]	$5,000,000	$ 5,004,690

Meditrust Corp., Sr. Sec. Credit Facilities Term Loan, Tranche D, 9.50%, 7/17/01[1,2]	6,241,202	6,079,974

White Mountains Insurance Group, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2/1/07[1,2,3]	5,000,000	5,006,250
		16,090,914

Food & Drug–2.7%
Buffets, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.312%, 3/13/07[1,2]	1,500,000	1,509,687

Pathmark Stores, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.625%–10.688%, 7/15/07[1,2]	4,995,828	4,967,104

Shoppers Drug Mart, Inc., Sr. Sec. Credit Facilities Term Loan: Tranche C, 8.938%–9.625%, 2/23/08[1,2]	1,939,911	1,948,659
Tranche E, 9.187%–9.875%, 2/23/09[1,2]	1,939,911	1,948,659

Tricon Global Restaurants, Inc., Sr. Unsec. Credit Facilities Term Loan, 6.063%–6.437%, 10/2/02[1,2]	4,818,180	4,715,463
		15,089,572

Forest Products/Containers–3.6%
Interpool, Inc., Sr. Sec. Credit Facilities Term Loan, 7.75%, 10/20/02[1,2]	5,000,000	5,025,000

Riverwood International Corp., Sr. Sec. Credit Facilities Term Loan: Tranche B, 9.75%, 2/28/04[1,2]	1,728,643	1,736,009
Tranche C, 10.25%, 8/31/04[1,2]	771,356	774,644

Stone Container Corp., Sr. Sec. Credit Facilities Term Loan: Tranche E, 9.938%–10.187%, 10/1/03[1,2]	4,996,019	5,017,877
Tranche G, 9.50%–10.312%, 12/31/06[1,2]	2,683,332	2,687,246

U.S. Can Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.26%–11.342%, 10/30/08[1,2]	4,993,055	5,018,021
		20,258,797

Gaming/Leisure–6.4%
Boyd Gaming Corp., Sr. Sec. Credit Facilities Term Loan, Tranche C, 8.18%–9.47%, 6/15/06[1,2]	4,993,748	4,981,265

Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan: Tranche B, 10.05%, 3/2/06[1,2]	2,646,666	2,656,179
Tranche C, 9.975%–10.065%, 3/2/07[1,2]	2,315,833	2,324,156

Las Vegas Sands, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10%, 6/14/04[1,2]	3,000,000	3,006,093

MGM Grand, Inc., Sr. Sec. Credit Facilities Term Loan, 6.96%, 4/6/01[1,2]	683,347	681,959

Penn National Gaming, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.376%–10.751%, 8/1/06[1,2]	3,980,000	3,951,396

Six Flags Theme Parks, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.30%–9.94%, 11/5/05[1,2]	4,999,999	5,034,685
9 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
	Principal Amount	Market Value See Note 1

Gaming/Leisure Continued
Starwood Hotels & Resorts Worldwide, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche II, 8.465%–8.651%, 2/23/03[1,2]	$5,000,000	$ 5,013,540

Sunburst Hospitality Corp., Sr. Sec. Credit Facilities Term Loan: Tranche I, 9.89%–11.836%, 12/29/02[1,2]	615,384	613,846
Tranche II, 9.89%, 12/29/05[1,2]	1,384,615	1,381,154

Wyndam International, Inc., Sr. Sec. Credit Facilities Term Loan: 10.812%, 6/30/04[1,2]	1,898,461	1,886,068
Tranche B, 10.312%, 6/29/06[1,2]	5,000,000	4,937,500
		36,467,841

Healthcare–7.6%
AdvancePCS, Inc., Sr. Sec. Credit Facilities Term Loan: Tranche A, 9.51%, 10/30/05[1,2]	2,000,000	1,988,750
Tranche B, 10.01%, 10/30/07[1,2]	4,750,000	4,769,299

Apria Healthcare Group, Inc., Sr. Sec. Credit Facilities Term Loan, 8.65%, 9/30/02[1,2]	6,648,148	6,652,303

HCA-Healthcare Co.(The), Sr. Unsec. Credit Facilities Term Loan, 7.813%, 2/25/02[1,2]	7,500,000	7,450,785

Magellan Health Services, Inc., Sr. Sec. Credit Facilities Term Loan: Tranche B, 10.563%, 2/12/05[1,2]	2,908,702	2,643,804
Tranche C, 10.812%, 2/12/06[1,2]	2,908,700	2,643,802

Omnicare, Inc., Sr. Sec. Credit Facilities Revolving Credit 6.65%–6.838%, 10/22/01[1,2]	4,000,000	3,895,000

Oxford Health Plans, Inc., Term Loan, 8.969%–9.261%, 6/1/06[1,2]	4,999,999	5,026,565

Total Renal Care Holdings, Sr. Sec. Credit Facilities Term Loan, 9.625%–10.563%, 3/31/06[1,2]	2,958,373	2,953,135

Triad Hospitals Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.72%–10.62%, 11/11/05[1,2]	4,924,547	4,945,655
		42,969,098

Housing–2.9%
Crescent Real Estate Funding VIII LP, Sr. Sec. Credit Facilities Term Loan, Tranche C, 8.511%–9.415%, 2/4/04[1,2]	1,999,999	2,005,834

Grant Forest Products Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.90%, 10/12/08[1,2]	1,995,000	1,980,037

Lennar Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.438%, 5/2/07[1,2]	2,487,500	2,502,010

Morrison Knudsen Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.151%–9.869%, 7/12/07[1,2]	5,975,000	5,954,464

Tapco International Corp., Sr. Sec. Credit Facilities Term Loan: Tranche B, 9.69%–9.72%, 6/23/07[1,2]	994,949	987,487
Tranche C, 9.94%–9.97%, 6/23/08[1,2]	994,949	987,487

Therma-Tru Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.813%, 5/3/07[1,2]	1,980,012	1,871,112
		16,288,431
10 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Market Value See Note 1

Information Technology–6.3%
Amkor Technology, Inc., Sr. Sec. Credit Facilities Term Loan: Tranche A, 9.50%, 3/31/05[1,2]	$1,144,736	$ 1,143,306
Tranche B, 9.75%, 9/30/05[1,2]	4,962,500	4,981,496

Arrow Electronics, Inc., Sr. Sec. Credit Facilities Term Loan, 7.548%, 3/19/01[1,2]	5,000,000	4,993,750

Computer Associates International, Inc., Sr. Sec. Credit Facilities Term Loan, 6.635%–8.161%, 5/26/03[1,2]	5,000,000	4,928,125

Exodus Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.71%–10.01%, 10/27/07[1,2]	1,999,998	2,006,250

SCG Holding Corp., Sr. Sec. Credit Facilities Term Loan: Tranche B, 9.438%, 8/4/06[1,2]	3,370,380	3,373,188
Tranche C, 9.687%, 8/4/07[1,2]	3,629,619	3,632,643

Seagate Technology, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.75%, 11/22/06[1,2]	7,499,999	7,488,285

Veridian Corp., Sr. Sec. Credit Facilities Term Loan, 9.59%, 8/24/06[1,2]	2,985,000	2,981,269
		35,528,312

Manufacturing–5.6%
Blount International, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.88%–10.75%, 6/30/06[1,2]	2,928,931	2,865,779

Citation Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.5%, 12/1/07[1,2]	5,992,857	5,884,237

Flowserve Corp., Sr. Sec. Credit Facilities Term Loan, Tranche A, 9.313%–9.50%, 8/8/06[1,2]	1,977,520	1,930,554

General Cable Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.063%, 5/27/07[1,2]	2,335,337	2,247,763

Gentek, Inc., Sr. Sec. Credit Facilities Term Loan: Tranche B, 8.04%–9.25%, 4/30/071,[2,3]	1,330,833	1,320,852
Tranche C, 8.47%–9.41%, 10/31/07[1,2]	4,656,666	4,629,019

Insilco Technology, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.47%, 8/11/07[1,2]	5,000,000	4,987,500

Kinetics Group, Sr. Sec. Credit Facilities Term Loan, 10.618%, 3/1/06[1,2]	3,000,000	2,992,500

Terex Corp., Sr. Sec. Credit Facilities Term Loan: Tranche B, 8.398%, 7/15/05[1,2]	2,462,627	2,449,032
Tranche C, 8.647%, 2/5/06[1,2]	2,484,880	2,481,517
		31,788,753

Media/Entertainment: Broadcasting–4.5%
Citadel Broadcasting Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.563%, 3/31/07[1,2]	5,000,000	5,010,155

Entravision Communications Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.785%, 12/31/08[1,2]	4,000,000	4,040,000

Pegasus Media & Communications Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.375%, 4/30/05[1,2]	5,000,000	5,001,040

Sinclair Broadcast Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A,7.438%, 9/15/05[1,2]	6,197,355	6,067,211

Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.125%, 11/30/06[1,2]	5,500,000	5,527,879
		25,646,285
11 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
	Principal Amount	Market Value See Note 1

Media/Entertainment: Cable/Wireless Video–4.5%
CC VI Operating Co. LLC., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.18%, 11/12/08[1,2]	$5,000,000	$ 4,997,500

Century Holdings LLC, Sr. Sec. Credit Facilities Term Loan: Tranche B, 9.19%, 12/31/09[1,2]	2,500,000	2,495,535
Tranche B, 9.30%, 6/30/09[1,2]	5,000,000	4,986,200

Charter Communications Operating LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.15%, 3/18/08[1,2]	2,500,000	2,492,970

Insight Communication Co., Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.687%, 12/31/09[1,2]	5,500,000	5,516,043

United Pan-Europe Communications NV, Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.749%, 7/19/09[1,2]	5,100,000	5,006,502
		25,494,750

Media/Entertainment: Diversified Media–4.7%
Advanstar Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.147%, 10/12/08[1,2]	6,000,000	6,005,628

CanWest Global Communications Corp., Sr. Sec. Credit Facilities Term Loan: Tranche B, 10.25%, 11/1/08[1,2]	4,616,086	4,615,127
Tranche C, 10.50%, 4/11/09[1,2]	2,883,913	2,883,313

Dreamworks Film Trust, Sr. Sec. Credit Facilities Term Loan, Tranche II, 8.379%, 1/12/09[1,2]	2,000,000	2,014,376

Key3Media Events, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.72%, 9/1/06[1,2]	4,982,821	4,987,495

Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.313%, 7/7/06[1,2]	6,000,000	5,939,064
		26,445,003

Media/Entertainment: Telecommunications–10.0%
360 Networks, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.24%, 12/15/07[1,2]	7,500,000	7,318,747

Acterna Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.688%, 9/30/07[1,2]	6,956,646	6,923,602

CFW Communications Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.72%, 7/26/08[1,2]	5,000,000	4,875,000

Global Crossing Holding Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.28%, 8/11/06[1,2]	3,500,000	3,506,076

Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.56%, 1/15/08[1,2]	7,000,000	6,905,003

McLeodUSA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.21%, 5/26/08[1,2]	5,000,000	5,008,335

Pacific Crossings, Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.188%, 7/31/06[1,2]	5,000,000	4,743,750

Time Warner Telecom, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.89%, 3/31/08[1,2]	5,000,000	4,941,405
12 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Market Value See Note 1

Media/Entertainment: Telecommunications Continued
Valor Communications LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.51%, 6/26/08[1,2]	$4,987,500	$ 4,981,266

XO Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.81%, 6/30/07[1,2]	7,500,000	7,412,812
		56,615,996

Media/Entertainment: Wireless Communications–6.1%
American Tower Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.93%, 12/17/07[1,2]	3,700,000	3,718,500

Crown Castle International Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.47%, 3/15/08[1,2]	2,500,000	2,512,152

Dobson Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.72%, 12/31/07[1,2]	2,500,000	2,498,178

Dobson Sygnet Operating Co., Sr. Sec. Credit Facilities Term Loan: Tranche B, 9.95%, 3/23/07[1,2]	2,939,016	2,919,423
Tranche C, 10.45%, 12/23/07[1,2]	1,960,253	1,947,476

Nextel Communications, Inc., Sr. Sec. Credit Facilities Term Loan: Tranche B, 10.187%, 6/30/08[1,2]	1,000,000	1,002,981
Tranche C, 10.438%, 12/31/08[1,2]	1,000,000	1,002,981
Tranche D, 9.812%, 3/31/09[1,2]	8,000,000	7,947,504

VoiceStream Wireless Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.64%, 2/25/09[1,2]	5,000,000	4,968,030

VoiceStream Wireless Vendor Facility, Sr. Sec. Credit Facilities Term Loan, 9.53%, 5/25/09[1,2]	2,000,000	1,986,876

Winstar Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 11.25%, 3/31/07[1,2]	5,000,000	4,395,000
		34,899,101

Metals/Minerals–0.7%
Ispat Inland LP, Sr. Sec. Credit Facilities Term Loan: Tranche B, 7.792%–7.858%, 7/16/05[1,2]	2,550,061	2,074,656
Tranche C, 8.292%–8.358%, 7/16/06[1,2]	2,550,061	2,074,656
		4,149,312

Service–5.2%
Allied Waste North America, Inc., Sr. Sec. Credit Facilities Term Loan: Tranche B, 9.313%–9.375%, 7/21/06[1,2]	2,876,132	2,831,331
Tranche C, 9.625%–10.11%, 7/21/07[1,2]	4,058,104	3,994,892

Casella Waste Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9%–9.313%, 12/14/06[1,2]	4,949,999	4,807,688

Coinmach Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.50%–9.438%, 6/30/05[1,2]	2,993,872	2,988,732

Dyncorp, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.75%, 12/10/06[1,2]	2,307,000	2,324,302

Jostens, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.26%, 5/10/08[1,2]	5,000,000	5,019,140
13 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
	Principal Amount	Market Value See Note 1

Service Continued
SPX Corp., Sr. Sec. Credit Facilities Term Loan, Tranche C, 10.11%, 12/31/07[1,2]	$2,500,000	$ 2,518,750

United Rentals, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C, 9.07%, 6/30/06[1,2]	4,975,000	4,785,328
		29,270,163

Transportation–3.5%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.50%, 4/30/06[1,2]	2,000,000	1,990,124

American Commercial Lines LLC, Sr. Sec. Credit Facilities Term Loan: Tranche B, 8.438%–9.375%, 6/30/06[1,2]	1,769,583	1,634,653
Tranche C, 8.687%–9.625%, 6/30/07[1,2]	2,082,158	1,923,395

Exide Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.876%–11.193%, 3/18/05[1,2]	2,357,927	2,153,576

Mark IVIndustries, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.83%–10.07%, 5/31/07[1,2]	1,965,384	1,896,598

Meridian Automotive Systems, Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.72%–9.93%, 3/31/07[1,2]	4,000,000	3,860,000

Motor Coach Industries Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.63%–10.09%, 6/16/06[1,2]	4,802,593	3,697,999

Progressive Group, Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.812%–11.836%, 8/11/07[1,2]	1,999,999	1,975,000

RailAmerica, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.875%, 2/4/07[1,2]	559,063	561,559
		19,692,904

Utility–3.1%
AES NY Funding, Sr. Sec. Credit Facilities Term Loan, 8.50%, 4/29/02[1,2]	5,000,000	5,001,040

AES Texas Funding III, Sr. Sec. Credit Facilities Term Loan, 8.687%, 3/31/02[1,2]	5,000,000	4,975,000

Broadwing, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.86%–9.01%, 1/12/07[1,2]	7,499,998	7,520,507
		7,496,547
Total Corporate Loans (Cost $522,895,518)		518,966,279

Corporate Bonds and Notes–1.4%
Ascent Entertainment Group, Inc., 0%/11.875% Sr. Sec. Disc. Nts., 12/15/04[4]	5,708,000	4,709,100

GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01	3,000,000	2,994,297
Total Corporate Bonds and Notes (Cost $7,721,599)		7,703,397
	Units

Rights, Warrants and Certificates–0.0%
Exide Corp. Wts., Exp. 3/18/06 (Cost $0)	7,860	29,554
14 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Market Value See Note 1

Repurchase Agreements–18.7%
Repurchase agreement with Zion First National Bank, 5.65%, dated 1/31/01, to be repurchased at $105,856,611 on 2/1/01, collateralized by U.S. Treasury Nts., 5.75%–7.875%, 8/15/01-8/15/07, with a value of $43,138,340, U.S. Treasury Bonds, 6.25%–11.75%, 2/15/01-5/15/30, with a value of $27,465,343 and U.S. Treasury Bills, 4/26/01-6/14/01, with a value of $37,487,411 (Cost $105,840,000)	$105,840,000	$ 105,840,000

Total Investments, at Value (Cost $636,457,117)	111.7%	632,539,230

Liabilities in Excess of Other Assets	(11.7) (66,342,767)
Net Assets	100.0% $566,196,463
Footnotes to Statement of Investments

1. Identifies issues considered to be illiquid or restricted–See Note 5 of Notes to Financial Statements.
 2. Represents the current interest rate for a variable or increasing rate security.
 3. This Senior Loan will settle after March 12, 2001, at which time the interest rate will be determined.
4. Denotes a step bond: a zero-coupon bond that converts to a fixed or variable interest rate at a designated future date.
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited
January 31, 2001

Assets
Investments, at value (including repurchase agreement of $105,840,000) (cost $636,457,117)–see accompanying statement	$ 632,539,230

Cash	12,047

Receivables and other assets: Investments sold	11,095,845
Interest	4,204,911
Other	133,075
Total assets	647,985,108

Liabilities
Payables and other liabilities: Investments purchased	52,126,556 ;
Shares of beneficial interest redeemed	28,146,015
Dividends	1,376,048
Distribution and service plan fees	121,255
Transfer and shareholder servicing agent fees	9,348
Trustees’ compensation	2,130
Other	7,29 3
Total liabilities	81,788,645

Net Assets	$566,196,463

Composition of Net Assets
Par value of shares of beneficial interest	$ 57,363

Additional paid-in capital	571,377,743

Undistributed net investment income	28,473

Accumulated net realized loss on investment transactions	(1,349,229)

Net unrealized depreciation on investments	(3,917,887)
Net Assets	$566,196,463

Net Asset Value Per Share
Class A Shares: Net asset value per share (based on net assets of $41,880,785 and 4,246,278 shares of beneficial interest outstanding)	$9.86

Class B Shares: Net asset value, repurchase price and offering price per share (based on net assets of $183,553,283 and 18,600,089 shares of beneficial interest outstanding)	$9.87

Class C Shares: Net asset value, repurchase price and offering price per share (based on net assets of $340,762,395 and 34,516,356 shares of beneficial interest outstanding)	$9.87
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited
For the Six Months Ended January 31, 2001

Investment Income
Interest	$ 21,939,607

Expenses
Management fees	1,662,336

Distribution and service plan fees: Class A	45,506
Class B	532,655
Class C	1,040,399

Registration and filing fees: Class A	20,939
Class B	12,509
Class C	40,829

Transfer and shareholder servicing agent fees	143,694

Custodian fees and expenses	36,894

Shareholder reports	3,672

Trustees’ compensation	2,360

Other	143,841
Total expenses	3,685,634
Less reimbursement of expenses	(456,149)
Less expenses paid indirectly	(20,885)
Net expenses	3,208,600

Net Investment Income	18,731,007

Realized and Unrealized Loss
Net realized loss on investments	(1,398,922)

Net change in unrealized depreciation on investments	(3,316,775)
Net realized and unrealized loss	(4,715,697)

Net Increase in Net Assets Resulting from Operations	$14,015,310
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31, 2000[1]

Operations
Net investment income	$ 18,731,007	$ 9,705,367

Net realized gain (loss)	(1,398,922)	49,693

Net change in unrealized appreciation (depreciation)	(3,316,775)	(601,112)
Net increase in net assets resulting from operations	14,015,310	9,153,948

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	(1,688,921)	(508,876)
Class B	(5,819,131)	(3,381,755)
Class C	(11,345,847)	(5,691,842)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions: Class A	19,850,739	22,345,061
Class B	86,724,740	98,514,949
Class C	148,762,988	195,163,100

Net Assets
Total increase	250,499,878	315,594,585

Beginning of period	315,696,585	102,000[2]
End of period (including undistributed net investment income of $28,473 and $151,365, respectively)	$566,196,463	$315,696,585

1. For the period from September 8, 1999 (inception of offering) to July 31, 2000.
2. Reflects the value of the Manager’s initial seed money investment at August 26, 1999.

See accompanying Notes to Financial Statements.
18 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS
	Six Months Ended Jan. 31, 2001 (Unaudited)	Class A Period Ended July 31, 2000[1]	Six Months Ended Jan. 31, 2001 (Unaudited)	Class B Period Ended July 31, 2000[1]

Per Share Operating Data
Net asset value, beginning of period	$9.96	$10.00	$9.97	$10.00

Income (loss) from investment operations: Net investment income	.50	.71	.48	.67
Net realized and unrealized loss	(.10)	(.04)	(.10)	(.03)
Total income from investment operations	.40	.67	.38	.64

Dividends and/or distributions to shareholders: Dividends from net investment income	(.50)	(.71)	(.48)	(.67)

Net asset value, end of period	$9.86	$ 9.96	$9.87	$ 9.97

Total Return, at Net Asset Value[2]	3.42%	6.94%	3.20%	6.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41, 881	$22, 421	$183, 553	$98, 343

Average net assets (in thousands)	$36, 578	$ 6, 600	$141, 676	$49, 122

Ratios to average net assets:[3] Net investment income	8.62%	8.30%	8.14%	7.80%
Expenses	1.24%	1.26%	1.63%	1.76%
Expenses, net of indirect expenses and waiver of expenses	1.03%	0.87%	1.42%	1.37%

Portfolio turnover rate	38%	62%	38%	62%

1. For the period from September 8, 1999 (inception of offering) to July 31, 2000.
2. Assumes a $1, 000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.
19 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued
Class C	Six Months Ended January 31, 2001 (Unaudited)	Period Ended July 31, 2000[1]

Per Share Operating Data
Net asset value, beginning of period	$9.97	$10.00

Income (loss) from investment operations: Net investment income	.48	.67
Net realized and unrealized loss	(.10)	(.04)

Total income from investment operations	.38	.63

Dividends and/or distributions to shareholders: Dividends from net investment income	(.48)	(.66)

Net asset value, end of period	$9.87	$ 9.97

Total Return, at Net Asset Value[2]	3.20%	6.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$340, 762	$194, 933

Average net assets (in thousands)	$276, 657	$ 82, 761

Ratios to average net assets:[3] Net investment income	8.12%	7.79%
Expenses	1.65%	1.77%
Expenses, net of indirect expenses and waiver of expenses	1.44%	1.38%

Portfolio turnover rate	38%	62%

1. For the period from September 8, 1999 (inception of offering) to July 31, 2000.
2. Assumes a $1, 000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.
20 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
The Fund offers Class A, Class B and Class C shares. Class A shares are not available for direct purchase and are available only upon automatic conversion of Class B shares or exchange of shares of certain other Oppenheimer funds, and by purchase through “wrap” programs of financial advisors that have special agreements with the Distributor for that purpose. Class B and Class C shares are sold without an initial sales charge but may be subject to an Early Withdrawal Charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium o r discount.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its total assets in collateralized floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of an assignment of a loan or a participation interest in a loan.
Many senior loans are illiquid. As of January 31, 2001, securities with an aggregate market value of $518, 966, 279, representing 91.6% of the Fund’s net assets were comprised of senior loans.
21 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
Security Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments on the loan as they become due. The Fund’s investments in senior loans are subject to risk of default.

Non-Diversification Risk. The Fund is “non-diversified” and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carry-overs, to shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions to share-holders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
22 | OPPENHEIMER SENIOR FLOATING RATE FUND

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
      The preparation of financial statements in conformity with generally accepted accounting principles requires mana gement to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $95,988 decrease to cost of securities and a corresponding $95,988 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
23 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 95 million shares, par value $0.001 each. Class A shares are not available for direct purchase except by exchange of shares of certain other Oppenheimer funds, by purchase through “wrap” programs of financial advisors that have special agreements with the Distributor for that purpose, or by automatic conversion of Class B shares. The Fund sells Class B and Class C shares continuously at the respective offering price for each class of shares. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2001		Period Ended July 31, 2000[1]
	Shares	Amount	Shares	Amount

Class A Converted and exchanges	2,509,016	$ 24,925,647	2,328,140	$ 23,217,522
Dividends and/or distributions reinvested	109,824	1,088,287	35,505	353,496
Repurchased	(622,936)	(6,163,195)	(123,271)	(1,225,957)

Net increase	1,995,904	$ 19,850,739	2,240,374	$ 22,345,061

Class B Sold	9,086,799	$ 90,204,995	10,074,777	$ 100,606,072
Dividends and/or distributions reinvested	354,477	3,514,071	224,174	2,236,258
Repurchased	(706,333)	(6,994,326)	(433,905)	(4,327,381)

Net increase	8,734,943	$ 86,724,740	9,865,046	$ 98,514,949

Class C Sold	17,233,419	$ 171,168,554	19,689,783	$ 196,591,216
Dividends and/or distributions reinvested	782,209	7,759,812	399,870	3,989,459
Repurchased	(3,046,054)	(30,165,378)	(542,971)	(5,417,575)

Net increase	14,969,574	$148,762,988	19,546,682	$195,163,100

1. For the period from September 8, 1999 (inception of offering) to July 31, 2000.

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2001, were $392,165,102 and $75,488,518, respectively.
24 | OPPENHEIMER SENIOR FLOATING RATE FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Manager has voluntarily agreed to reduce its management fee by 0.20% of average annual net assets. It can amend or terminate that voluntary waiver at any time. The Fund’s management fee for the six months ended January 31, 2001, was an annualized rate of 0.72%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the Distributor), the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

January 31, 2001	$2,357,840	$1,691,073
1. The Distributor advances commission payments to dealers for sales of Class B and Class C shares from its own resources at the time of sale.
Six Months Ended	Class A Early Withdrawal Charge Retained by Distributor	Class B Early Withdrawal Charge Retained by Distributor	Class C Early Withdrawal Charge Retained by Distributor

January 31, 2001	$2,500	$74,217	$117,667

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C. Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 of the Investment Company Act of 1940 (the Act), the Fund has requested and obtained from the Securities and Exchange Commission (the SEC) exemptive relief from certain provisions of the Act. The operation of those plans is contingent upon the continued availability of that exemptive relief from the SEC. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
25 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. While the plan permits the Board of Trustees to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. Any unreimbursed expenses t he Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge whi le allowing the Distributor to compensate dealers that sell those shares.
      The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the early withdrawal charges collected on repurchased shares and from the Fund under the plans. If either Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Distribution fees paid to the Distributor for the six months ended January 31, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$532,656	$483,992	$5,170,380	2.82%
Class C Plan	1,040,399	925,493	6,061,696	1.78
26 | OPPENHEIMER SENIOR FLOATING RATE FUND

5. Illiquid Securities
As of January 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Many Senior Loans and many of the Fund’s other investments are illiquid. The aggregate value of illiquid securities subject to this limitation as of January 31, 2001, was $518,966,279, which represents 91.6% of the Fund’s net assets.

6. Loan Commitments
Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $100,000 at January 31, 2001. These unfunded loan commitments must be funded by the Fund upon the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. The Fund generally will maintain with its custodian, short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

7. Bank Borrowings
The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities (a technique referred to as “leverage”), to finance share repurchases during Repurchase Offers, and to fund additional loan commitments or for cash management purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
The Fund had no borrowings outstanding during the six months ended or a t January 31, 2001.
27 | OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Trustee
Arthur J. Zimmer, Vice President
Andrew J. Donohue, Vice President and Secretary
Margaret Hui, Assistant Vice President
Joseph Welsh, Assistant Vice President
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of NewYork

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Senior Floating Rate Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.
28 | OPPENHEIMER SENIOR FLOATING RATE FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.[1] So call us today, or visit our website— we’re here to help.

Internet 24-hr access to account information and transactions[2] www.oppenheimerfunds.com

General Information Mon–Fri 8am–9pm ET, Sat 10am–4pm ET 1.800.525.7048

Telephone Transactions Mon–Fri 8am–9pm ET, Sat 10am–4pm ET 1.800.852.8457

PhoneLink 24-hr automated information and automated transactions 1.800.533.3310

Telecommunications Device for the Deaf (TDD) Mon–Fri 9am–6:30pm ET 1.800.843.4461

OppenheimerFunds Market Hotline 24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104

Transfer and Shareholder Servicing Agent OppenheimerFunds Services P.O. Box 5270, Denver, CO 80217–5270

eDocs Direct Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com

Ticker Symbols Class A: N/A Class B: XOSBX Class C: XOSCX
1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times this website maybe inaccessible or its transaction feature maybe unavailable.
RS0291.001.0101 April 1, 2001